Exhibit 10.1

AMENDMENT NO. 2

THIS AMENDMENT NO. 2, dated as of January 8, 2010 (this “Amendment”), to that certain Credit Agreement referenced below is by and among MAC-GRAY CORPORATION, a Delaware corporation (the “Parent Borrower”), MAC-GRAY SERVICES, INC., a Delaware corporation (“MGS”), and INTIRION CORPORATION, a Delaware corporation (“Intirion”; together with the Parent Borrower and MGS, each a “Borrower” and collectively the “Borrowers”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a $130 million senior secured revolving credit facility has been established in favor of the Borrowers pursuant to the terms of that certain Senior Credit Agreement, dated as of April 1, 2008 (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent and Collateral Agent;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement; and

WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Amendment to the Credit Agreement.  The defined term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Consolidated EBITDA” means, for any period for the Consolidated Group, the sum of (a) Consolidated Net Income plus (b) to the extent deducted in determining such Consolidated Net Income, without duplication, the sum of (i) Consolidated Interest Expense, (ii) consolidated income tax expense, (iii) depreciation and amortization, (iv) any extraordinary non-cash charges reasonably acceptable to the Administrative Agent and the Required Lenders, (v) non-cash impairment charges for discontinued or divested operations, (vi) non-cash compensation expenses (but excluding, for purposes hereof, any such non-cash charges as for which there will be a subsequent cash payment), (vii) non-cash expenses resulting from the grant of stock options or other equity-related compensation to any director, officer, consultant or employee, in each case on a consolidated basis determined in accordance with GAAP; provided that (A) for acquisitions made within the period of four consecutive fiscal quarters ending December 31, 2007, there shall be included in “Consolidated EBITDA” the amounts set forth on Schedule 1.01 as adjustments to Consolidated EBITDA and (B) for acquisitions made after the Closing Date adjustments may be made to Consolidated EBITDA for expected cost-savings, synergies and one-time costs and expenses relating to the acquisitions (including employee retention expenses and severance expenses) reasonably acceptable to the Administrative Agent and the Required Lenders and (viii) non-cash expenses (and excluding non-cash income) in connection with any Swap Agreement for which the applicable member of the Consolidated Group does not receive hedge accounting treatment.  Except as otherwise expressly provided, the applicable period shall be the period of four consecutive fiscal quarters ending as of the date of determination.

2.             Conditions Precedent.  This Amendment shall be effective upon the Administrative Agent’s receipt of duly executed counterparts of this Amendment from the Borrowers, the Administrative Agent and the Required Lenders.

3.             Miscellaneous.

3.1           Full Force and Effect.  Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) remain in full force and effect.

3.2           Affirmations and Representations and Warranties of the Borrowers.  Each of the Borrowers hereby affirms, represents and warrants (a) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (b) no Default or Event of Default exists as of the date hereof.

3.3           Affirmation of Liens.  Each of the Borrowers hereby affirms the liens and security interests created and granted in the Loan Documents and agrees that this Amendment is not intended to adversely affect or impair such liens and security interests in any manner.

3.4           Acknowledgment of Obligations.  Each of the Borrowers (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms such Borrower’s obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Borrower’s obligations under the Loan Documents.

3.5           Fees and Expenses.  The Borrowers agree to pay all reasonable fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

3.6           Counterparts; Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart.

3.7           Amendment is a Loan Document.  Each of the parties hereto hereby agrees that this Amendment is a Loan Document.

3.8           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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2

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	MAC-GRAY CORPORATION,
a Delaware corporation

	By:	/s/ Michael J. Shea
	Name:	Michael J. Shea
	Title:	EVP, CFO & Treasurer

MAC-GRAY SERVICES, INC.,
a Delaware corporation

	By:	/s/ Michael J. Shea
	Name:	Michael J. Shea
	Title:	EVP, CFO & Treasurer

INTIRION CORPORATION,
a Delaware corporation

	By:	/s/ Michael J. Shea
	Name:	Michael J. Shea
	Title:	Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

	By:	/s/ Charlene Wright-Jones
	Name:	Charlene Wright-Jones
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as L/C Issuer, Swingline Lender and as a Lender

	By:	/s/ Christopher S. Allen
	Name:	Christopher S. Allen
	Title:	Senior Vice President

FIFTH THIRD BANK

	By:	/s/ Valerie Schanzer
	Name:	Valerie Schanzer
	Title:	Vice President

WELLS FARGO BANK N.A.

	By:	/s/ Michael W. Sweeney
	Name:	Michael W. Sweeney
	Title:	Vice President

MAC-GRAY CORPORATION

AMENDMENT NO. 2

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jeff Kalinowski
Name:	Jeff Kalinowski
Title:	Senior Vice President

TD BANK, N.A.

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Senior Vice President

EASTERN BANK

By:	/s/ Robert J. Moodie
Name:	Robert J. Moodie
Title:	Senior Vice President

SOVEREIGN BANK

By:	/s/ Penny Garver
Name:	Penny Garver
Title:	Senior Vice President

ALLIED IRISH BANKS, p.l.c.

By:	/s/ Michael Reilly
Name:	Michael Reilly
Title:	Vice President

By:	/s/ Denise Magyer
Name:	Denise Magyer
Title:	Vice President

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Michael Reilly
Name:	Michael Reilly
Title:	Vice President, Investment Advisor to AIB Debt
Management Limited

By:	/s/ Denise Magyer
Name:	Denise Magyer
Title:	Vice President, Investment Advisor to AIB Debt
Management Limited

RBS CITIZENS, N.A.

By:	/s/ Christopher J. Wickles
Name:	Christopher J. Wickles
Title:	Senior Vice President

SUNTRUST BANK.

By:	/s/ Michael Silverman
Name:	Michael Silverman
Title:	Managing Director

BANK OF THE WEST

By:	/s/ Sidney Jordan
Name:	Sidney Jordan
Title:	Vice President

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Barbara R. Flight
Name:	Babara R. Flight
Title:	Senior Vice President

SALEM FIVE CENTS SAVINGS BANK

By:	/s/ Joseph V. Leary
Name:	Joseph V. Leary
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Manuel Burgueño
Name:	Manuel Burgueño
Title:	Vice President

FIRSTRUST BANK

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Vice President